Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Aligned Energy Holdings, LP (the “Company”)

Guggenheim Securities, LLC (the “Structuring Agent”)

(together, the “Specified Parties”)

Re:	Aligned Data Centers Issuer, LLC, Secured Data Center Revenue Notes, Series 2021-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Aligned 2021-1 Datatape 08.02.2021.xlsx” provided by the Company on August 2, 2021, containing information on 41 data center leases (the “Leases”) as of August 2, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering of Aligned Data Centers Issuer, LLC, Secured Data Center Revenue Notes, Series 2021-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts, percentages, and number of days were within $1.00, 0.1%, and 3 days respectively.
•	The term “Statistical Calculation Date” means August 1, 2021.
•	The term “Lease Documents” means the following documents provided by the Company: (i) data center lease agreements and associated abstracts and amendments, (ii) master service agreements and associated abstracts, amendments, and service orders, (iii) colocation license agreements and associated abstracts and amendments, and (iv) lessee’s invoices. We make no representation regarding the validity or accuracy of these documents or the execution of the Lease Documents by the lessee.

•	The term “Bloomberg Ratings” means lessee’s Standard and Poor’s long term bond credit ratings, or equivalent Moody’s or Fitch Ratings’ long term bond credit ratings where S&P was not available, as of August 2, 2021, obtained from Bloomberg terminal, as instructed by the Structuring Agent on behalf of the Company.
•	The term “Source Documents” means the Lease Documents and Bloomberg Ratings.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit A.
•	The term “Provided Information” means the Source Documents and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

For each Lease, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception.

Attribute	Source Documents / Instructions
Lessee’s Name	Lease Documents
Campus	Lease Documents
City	Lease Documents
Credit Rating	Bloomberg Ratings
Current Lease Plan (“CLP”) Leased (KW)	Lease Documents
CLP Ramped (KW)	Lease Documents
CLP Ramp Schedule (Kilowatts table and Rate table)	Lease Documents
Commencement Rent (KW/pmt freq)	Lease Documents
Rent (KW/pmt freq)	Lease Documents and Instructions
Monthly Base Rent	Lease Documents and Instructions

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Attribute	Source Documents / Instructions
Additional Base Rent	Lease Documents and Instructions
Initial Additional Office Space Rent	Lease Documents and Instructions
Current Additional Office Space Rent	Lease Documents and Instructions
Start Date	Lease Documents and Instructions
Expiration Date	Lease Documents and Instructions
Original Term	Instructions
Payment Frequency	Lease Documents
Escalator Rate	Lease Documents
Escalator Date (Month and Date Only)	Lease Documents and Instructions
Escalator Frequency	Lease Documents
Number of Renewal Options	Lease Documents
Length of Term	Lease Documents
Total Length of Term	Instructions

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the secured data center revenue term notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

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The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

August 3, 2021

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Exhibit A

Attribute	Instructions
Rent (KW/pmt freq)

Recompute as the product of:

(A) Commencement Rent (KW/pmt freq), and

(B) the sum of 1 and Escalator Rate raised to the power of the number of years between the Escalator Date and the Statistical Calculation Date

Monthly Base Rent	Recompute as the product of: (A) Rent (KW/pmt freq), and (B) CLP Ramped (KW)
Additional Base Rent	Recompute as the sum of rent for non-power generating facilities (for instance, rack space)
Initial Additional Office Space Rent

In instances where non-power generating office space and non-power generating storage space were listed in the Lease Documents, recompute as the sum of:

(A) rent for non-power generating office space, and

(B) rent for non-power generating storage space

In instances where non-power generating office space and non-power generating storage space were not listed in Lease Documents, recompute as:

(A) Current Additional Office Space Rent, divided by

(B) the sum of 1 and Escalator Rate

Current Additional Office Space Rent

Recompute as the product of:

(A) Initial Additional Office Space Rent, and

(B) the sum of 1 and Escalator Rate raised to the power of the number of years between the Escalator Date and the Statistical Calculation Date

Expiration Date

In instances where Expiration Date was not listed in the Lease Documents, recompute as the:

(A) Start Date, plus

(B) Original Term (including certain date adjustment methodology specified in the Lease Documents)

Original Term	Recompute as the difference in months between: (A) Expiration Date, and (B) Start Date, accounting for date-specific language detailed in the Lease Documents
Escalator Date (Month and Date Only)	Recompute as the day one year prior to the date of the occurrence of first escalation
Total Length of Term	Recompute as the product of: (A) Number of Renewal Options, and (B) Length of Term